UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 24, 2025

LIBERTY TRIPADVISOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36603	46-3337365
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Series A common stock	LTRPA	OTCQB Venture Market
Series B common stock	LTRPB	OTCQB Venture Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On March 24, 2025, Liberty TripAdvisor Holdings, Inc., a Delaware corporation (“Liberty TripAdvisor”), issued a press release announcing that it will hold a virtual special meeting of its holders of Series A common stock and Series B common stock on Thursday, April 24, 2025 at 10:15 a.m. M.T. At the special meeting, such stockholders will be asked to consider and vote on (i) a proposal to approve the adoption of the Agreement and Plan of Merger, dated December 18, 2024, by and among Tripadvisor, Inc., a Delaware corporation (“Tripadvisor”), Liberty TripAdvisor and Telluride Merger Sub Corp., a Delaware corporation and an indirect wholly owned subsidiary of Tripadvisor (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into Liberty TripAdvisor, with Liberty TripAdvisor surviving the merger and becoming an indirect wholly owned subsidiary of Tripadvisor, and (ii) a proposal to approve the adoption of an amendment to the Restated Certificate of Incorporation of Liberty TripAdvisor, dated August 27, 2014, which amends certain provisions of the Certificate of Designations of Liberty TripAdvisor 8% Series A Cumulative Redeemable Preferred Stock, dated March 15, 2020, as amended.

This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 24, 2025

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2025

LIBERTY TRIPADVISOR HOLDINGS, INC.

By:	/s/ Katherine C. Jewell
Name: Katherine C. Jewell
Title: Vice President